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                                                                    EXHIBIT 10.3

                                 MASTER GUARANTY

         This MASTER GUARANTY ("Guaranty"), dated as of March 27, 2003, is made by each of the corporations from time to time party hereto (each, in its capacity hereunder, a "Guarantor" and collectively "Guarantors"), jointly and severally in favor of the Guarantied Parties referred to below with reference to the following facts:

                                    RECITALS

         A. Pursuant to that Credit Agreement dated as of March 27, 2003 among Insituform Technologies, Inc., a Delaware corporation ("Company"), each lender from time to time party thereto, and BANK OF AMERICA, N.A., as Administrative Agent and Issuing Lender (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Credit Agreement;" the Lenders, the Issuing Lender and the Administrative Agent (collectively, the "Guarantied Parties") are making certain credit facilities available to Borrowers.

         B. As a condition to the availability of such credit facilities, Guarantors are required to enter into this Master Guaranty and to guaranty the Guarantied Obligations as hereinafter provided.

         C. Guarantors expect to realize direct and indirect benefits as the result of the availability of the aforementioned credit facilities to Borrowers, as the result of financial or business support which will be provided to the Guarantors by Borrowers.

AGREEMENT

         NOW, THEREFORE, in order to induce the Guarantied Parties to extend the aforementioned credit facilities, and for other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, Guarantors hereby covenant, agree and guaranty as follows:

         1. GENERAL. Unless the context of this Guaranty clearly requires otherwise, (a) references to the plural include the singular and vice versa, (b) references to any Person include such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Guaranty,
(c) references to one gender include all genders, (d) "including" is not limiting, (e) "or" has the inclusive meaning represented by the phrase "and/or,"
(f) the words "hereof", "herein", "hereby", "hereunder" and similar terms in this Guaranty refer to this Guaranty as a whole, including its Exhibits, and not to any particular provision of this Guaranty, (g) the word "Section" or "section" and "Page" or "page" refer to a section or page, respectively, of this Guaranty unless it expressly refers to something else, (h) reference to any agreement, document, or instrument, including this Guaranty, any other Loan Document and any agreement, document or instrument defined herein, means such agreement, document, or instrument as it may have been or may be amended, restated, extended, renewed, replaced, or otherwise modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof, and includes all attachments thereto and instruments incorporated therein, if any, and (i) general and specific references to any Law means such Law as amended, modified, codified or reenacted, in whole or in

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part, and in effect from time to time. Section captions are for convenience only and do not affect the interpretation or construction of this Guaranty.

         2. DEFINITIONS. All capitalized terms not otherwise defined herein have the meanings given them in the Credit Agreement.

         3. ACKNOWLEDGEMENT OF CAPACITY AS A COVERED PERSON UNDER THE CREDIT AGREEMENT. Each Guarantor acknowledges that it has reviewed the Credit Agreement and agrees that it is a "Covered Person" (as that term is defined in the Credit Agreement and used in the Credit Agreement and the other Loan Documents). All of the representations and warranties, covenants, and agreements contained in the Credit Agreement and the other Loan Documents which are applicable to a Covered Person are incorporated into this Guaranty by this reference and each Guarantor, as such a Covered Person, hereby makes such representations and warranties to, and makes such covenants and agreements with, the Guarantied Parties. Each Guarantor further acknowledges and agrees that the failure of a Guarantor to comply with any terms of the Credit Agreement or the other Loan Documents applicable to such Guarantor as a Covered Person will, subject to the terms of the Credit Agreement, result in a Default and/or Event of Default under the Credit Agreement and the other Loan Documents, entitling the Guarantied Parties to all of their remedies thereunder and under applicable law and in equity.

         4.       GUARANTY.

         (a) UNLIMITED GUARANTY OF PAYMENT AND PERFORMANCE. Guarantors hereby jointly and severally guaranty to the Guarantied Parties, for the benefit of the Guarantied Parties, the full and prompt payment and performance of all Obligations of Company, any Subsidiary Borrower and any other Borrower Party at any time and from time to time owed to the Guarantied Parties under one or more of the Loan Documents, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including obligations of performance as well as obligations of payment, and including interest that accrues after the commencement of any bankruptcy or insolvency proceeding by or against any Borrower, any Guarantor or any other Person (collectively, the "Guarantied Obligations"). Subject to Section 21, each Guarantor understands and acknowledges that there is no limit on the Guarantied Obligations.

         (b) CURRENCY OF PAYMENT. Payments hereunder in respect of any Guarantied Obligations shall be made in the currencies in which such Guarantied Obligation is denominated (each, an "Obligation Currency"), or if Administrative Agent so notifies Company in writing, at the Guarantied Parties' sole and absolute discretion, the greater of (i) the Equivalent Amount of such Guarantied Obligation or any portion thereof, determined as of the date or dates such Guarantied Obligation was incurred by any Obligor, or (ii) such Equivalent Amount in Dollars determined as of the date payment is made hereunder.

         (c) NATURE OF GUARANTY. This is a continuing, absolute and unconditional guaranty of payment and performance and not merely of collection. Each Guarantor's liability with respect to the Guarantied Obligations is primary, not secondary. Upon the occurrence of any Event of Default and at any time thereafter, the Guarantied Parties may proceed directly against any Guarantor without first proceeding against any Borrower, any other Person liable for the payment or performance of the Guarantied Obligations, or any collateral or other security for the Guarantied Obligations. The Guarantied Parties will not be required to mitigate damages or take any other

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action to reduce, collect or enforce the Guarantied Obligations. Only upon Final
Payment shall this Guaranty be released, subject to being automatically reinstated as provided in Section 7 herein.

         (d) PLACE FOR PERFORMANCE. All obligations of Guarantors under this Guaranty are performable and payable at the Lending Office.

         5. NO RELEASE OF GUARANTORS. Each Guarantor's liability under this Guaranty will not be reduced, extinguished, discharged or released by, and no Guarantor is entitled to raise as a defense, any:

         (a) invalidity, irregularity or unenforceability of the Guarantied Obligations, any Borrower's Obligations or other obligations under the Loan Documents to which it is a party, or of such Guarantor's obligations under the Loan Documents to which it is a party, including this Guaranty;

         (b) existing or future offset, claim, counterclaim or defense of any Borrower, such Guarantor or any other party against the Guarantied Parties or against payment of the Obligations or the Guarantied Obligations (whether such offset, claim, counterclaim or defense arises in connection with the Obligations or the Guarantied Obligations or the transactions creating the Obligations or the Guarantied Obligations or otherwise);

         (c) failure of such Guarantor to be given notice of a Default or Event of Default by any Borrower;

         (d) waivers of Defaults or Events of Default or other waivers under the Loan Documents;

         (e) extensions of due dates for payments, modifications of interest rates or other payment terms with respect to the Guarantied Obligations or any other accommodation, indulgence or forbearance granted to any Borrower;

         (f) reorganization, merger or consolidation of any Borrower or such Guarantor into or with any other Person;

         (g) release of or non-perfection with respect to any or all of any collateral or any other security for the Guarantied Obligations;

         (h) taking or accepting of any other security or collateral for, or guaranty of, any or all of the Guarantied Obligations;

         (i) the death of or release of, or settlement or compromise with, any one or more other Persons who have guarantied, or are otherwise liable for the payment or performance of, any or all of the Guarantied Obligations;

         (j) assignment or other transfer of, or granting of a participation in, any of the Guarantied Obligations or any collateral or other security therefor, by the Guarantied Parties;

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         (k)      other acts or omissions which, in the absence of this Section
5 would operate so as to reduce, extinguish, discharge or release such Guarantor's liability under this Guaranty (except for the full and indefeasible payment of the Guarantied Obligations, cancellation or termination of the Commitment, expiration of all Letters of Credit, and termination of any other commitment to extend credit or make advances to or for the account of any Borrower).

         6.       WAIVERS.

         (a) NOTICE. Each Guarantor hereby waives notice of (i) acceptance of this Guaranty, (ii) any amendment, restatement or other modification of any of the Loan Documents (including modifications to interest rates or other payment terms of the Guarantied Obligations), (iii) Extensions of Credit to any Borrowers by the Guarantied Parties and fundings of Extensions of Credit to any Borrower by the Guarantied Parties, (iv) the occurrence of a Default or Event of Default, (v) any matter referred to in Section 5 of this Guaranty, and (vi) any other action at any time taken or omitted by the Guarantied Parties, and generally, all demands and notices of every kind in connection with this Guaranty and the Loan Documents, except as expressly provided herein and in the Credit Agreement.

         (b) RIGHT OF CONTRIBUTION, ETC. Each Guarantor hereby waives any right of contribution, subrogation, reimbursement, indemnity, or repayment, and any other "claim", as that term is defined in the United States Bankruptcy Code, which such Guarantor might now have or hereafter acquire against any Borrower or any other Person liable for the payment or performance of the Obligations (other than pursuant to this Guaranty) that arises from the existence or performance of such Guarantor's obligations under this Guaranty; and such Guarantor waives the right to participate in any existing or future collateral or other security for the Guarantied Obligations. Each Guarantor further agrees that such Guarantor will not enter into any agreement providing, directly or indirectly, for any contribution, subrogation, reimbursement, indemnity or repayment by Borrowers on account of any payment made by such Guarantor hereunder, and that any such agreement would be void. Until payment in full of all Obligations and termination of the Commitment, no Guarantor has any right of contribution, subrogation, reimbursement, indemnity or repayment and no right of recourse to or with respect to any assets or property of any other guarantor (including any Guarantor) or other Person liable for any of the Guarantied Obligations (other than pursuant to Section 20 below).

         (c) OTHER. Each Guarantor hereby waives (i) diligence, presentment, demand for payment, protest or notice, whether of nonpayment, dishonor, protest or otherwise, (ii) any and all claims, counterclaims or defenses based upon, related to or arising out of (a) any matter referred to in
Section 5 of this Guaranty, (b) any issue as to whether any sale or other disposition of any security for the Guarantied Obligations was conducted in a commercially reasonable fashion, (c) any election of remedies by the Guarantied Parties, and (d) a theory that this Guaranty should be strictly construed against the Guarantied Parties, and (iv) all other defenses (except payment in full of all Obligations and termination of the Commitment), including any statute(s) of limitations, under applicable Law that would, but for this clause
(iv), be available to such Guarantor as a defense against, or a reduction, extinguishment, discharge or release of its obligations under, this Guaranty.

         7. REINSTATEMENT OR GUARANTY IN CERTAIN CIRCUMSTANCES. Each Guarantor agrees that, if any or all of a payment made by or on behalf of Borrowers of any Guarantied Obligation is returned by any Person at any time for any reason, including pursuant to any settlement, order

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(whether or not final) of a court of competent jurisdiction, provision of any
Debtor Relief Law or other applicable Law or because of acts or omissions of Borrowers, the Guarantied Obligations will not be deemed to have been satisfied to the extent of the returned payment and the obligations of such Guarantor will be deemed to be reinstated automatically and to continue in full force and effect. If any Borrower ceases to be liable to the Guarantied Parties for any of the Obligations (other than by reason of payment in full of all Obligations and termination of the Commitment), then any prior release or discharge from this Guaranty will be without effect and this Guaranty and the obligations of each Guarantor hereunder will be automatically reinstated and continue in full force and effect.

         8. REPRESENTATIONS AND WARRANTIES. Each Guarantor represents and warrants to the Guarantied Parties as follows:

         (a) AUTHORIZATION. Each Guarantor is duly authorized to execute and perform this Guaranty, and this Guaranty has been properly authorized by all requisite corporate, membership, or partnership action (as the case may be) of such Guarantor. No consent, approval or authorization of, or declaration or filing with, any Governmental Authority or any other Person, is required in connection with such Guarantor's execution, delivery or performance of this Guaranty, except for those already duly obtained.

         (b) DUE EXECUTION. This Guaranty has been executed on behalf of each Guarantor by a legally competent Person duly authorized to do so.

         (c) ENFORCEABILITY. This Guaranty constitutes the legal, valid and binding obligation of each Guarantor, enforceable against such Guarantor in accordance with its terms, except to the extent that the enforceability thereof against such Guarantor may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditor's rights generally or by equitable principles of general application.

         (d) LEGAL RESTRAINTS. The execution of this Guaranty by each Guarantor, and the performance by such Guarantor of its obligations under this Guaranty, will not violate or constitute a default under the Charter Documents of such Guarantor, any Material Agreement, or any Material Law, and will not, except as expressly contemplated or permitted in this Guaranty, result in any Security Interest being imposed on any of such Guarantor's property.

         (e) INDEPENDENT CREDIT EVALUATION. Each Guarantor has independently, and without reliance on any information supplied by the Guarantied Parties, taken, and will continue to take, whatever steps such Guarantor deems necessary to evaluate the financial condition and affairs of Borrowers and each other Guarantor. No Guarantied Party has any duty to advise any Guarantor of information at any time known to it regarding the financial condition or affairs of any Borrower or any other Guarantor.

         (f) NO REPRESENTATION BY THE GUARANTIED PARTIES. No Guarantied Party has made any representation, warranty or statement to any Guarantor to induce such Guarantor to execute this Guaranty.

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         9.       SURVIVAL OF REPRESENTATIONS. All representations, warranties, and covenants of each Guarantor contained herein survive the execution and delivery of this Guaranty, and terminate only upon Final Payment.

         10. AUTHORIZATION TO CHARGE ACCOUNTS. Each Guarantor hereby authorizes each Guarantied Party, if and to the extent any amount payable by such Guarantor under this Guaranty is not otherwise paid when due, to charge such amount against any or all of the accounts of such Guarantor with such Guarantied Party or any Affiliate of such Guarantied Party, with such Guarantor remaining liable for any deficiency.

         11. GUARANTIED PARTIES' OFFSET RIGHTS. Upon the occurrence of any Event of Default and at any time and from time to time thereafter, each Guarantied Party is hereby authorized, without notice to any Guarantor (any such notice being expressly waived by each Guarantor), to setoff against the Guarantied Obligations any and all deposits (general or special, time or demand, provisional or final) at any time held, or any other Indebtedness at any time owing by such Guarantied Party to or for the credit or the account of such Guarantor, irrespective of whether or not demand has been made under the Credit Agreement, any Note, or this Guaranty, and to remit the proceeds of such setoff to such Guarantied Party for distribution to such Guarantied Party and application to the Guarantied Obligations as provided in the Credit Agreement.

         12. ENFORCEMENT. Each Guarantor acknowledges that all of the Guarantors are liable jointly and severally for the full amount of the Guarantied Obligations. Suits for the enforcement of this Guaranty may be brought, at the option of the Guarantied Parties, against all Guarantors, or successively against each Guarantor, or against one or more but not against all Guarantors.

         13. ATTORNEY'S FEES AND OTHER COSTS. If Guarantors fail to pay the Guarantied Obligations as required by this Guaranty, then Guarantors will pay all reasonable costs and expenses incurred by the Guarantied Parties in enforcing this Guaranty, including Attorney Costs (whether or not there is litigation), court costs and all costs incurred in connection with any proceedings under any Debtor Relief Law.

         14. RECORDS. The Guarantied Parties' books and records showing the accounts between the Guarantied Parties and any Borrower are admissible in evidence in any action or proceeding with respect to this Guaranty and constitute prima facie proof of the information therein.

         15. BINDING NATURE OF CERTAIN ADJUDICATIONS. Each Guarantor will be conclusively bound by the final adjudication in any action or proceeding, legal or otherwise, involving any controversy arising under, in connection with, or in any way related to, any of the Guarantied Obligations, and by a final judgment, award or decree entered therein, if such Guarantor had the right, or was given the opportunity, to participate in such action or proceeding and was given notice of such action or proceeding in time to exercise such right or avail itself of such opportunity.

         16. APPLICATION OF PAYMENTS. All payments made under this Guaranty will be allocated among the principal and interest and other components of the Guarantied Obligations and the other obligations of a Guarantor hereunder in such order and amount as the Guarantied Parties may determine in their sole and absolute discretion.

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         17.      LIMITATION OF LIABILITY. No Guarantied Party will have any liability with respect to, and each Guarantor hereby waives, releases and agrees not to sue for, (a) any loss or damage sustained by any Guarantor that may occur as a result of, in connection with, or that is in any way related to, any act or failure to act referred to in Section 5 of this Guaranty, or (b) any special, indirect or consequential damages suffered by any Guarantor in connection with any claim related to this Guaranty.

         18.      MISCELLANEOUS.

         (a) NOTICES. All notices, consents, requests and demands to or upon the respective parties hereto shall be given by Requisite Notice at the address of Company set forth on Schedule 9.02 to the Credit Agreement. No notice given to or demand made on any Guarantor by the Guarantied Parties in any instance entitles any Borrower to notice or demand in any other instance.

         (b) AMENDMENTS AND WAIVERS. No amendment to, waiver of, or departure from full compliance with any provision of this Guaranty, or consent to any departure by any Guarantor herefrom, will be effective unless it is in writing and signed by authorized officers of such Guarantor and Administrative Agent; provided, however, that any such waiver or consent will be effective only in the specific instance and for the purpose for which given. No failure by Lender to exercise, and no delay by any Guarantied Party in exercising, any right, remedy, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise by any Guarantied Party of any right, remedy, power or privilege hereunder preclude any other exercise thereof, or the exercise of any other right, remedy, power or privilege.

         (c) RIGHTS CUMULATIVE. Each of the rights and remedies of the Guarantied Parties under this Guaranty is in addition to all of their other rights and remedies under applicable Law, and nothing in this Guaranty may be construed as limiting any such rights or remedies.

         (d) SUCCESSORS AND ASSIGNS. This Guaranty binds Guarantors and their respective successors and assigns and inures to the benefit of the Guarantied Parties, and each of its successors, transferees, participants and assignees. No Guarantor may delegate or transfer any of its obligations under this Guaranty without the prior written consent of Administrative Agent and all Lenders. With respect to each Guarantor's successors and assigns, such successors and assigns include any receiver, trustee or debtor-in-possession of or for such Guarantor.

         (e) SEVERABILITY. Any provision of this Guaranty which is prohibited, unenforceable or not authorized in any jurisdiction is, as to such jurisdiction, ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

         (f) NO THIRD PARTY RIGHTS. This Guaranty is solely for the benefit of the parties hereto and the Guarantied Parties, and their respective successors and assigns, and no other Person has any right, benefit, priority or interest under, or because of the existence of, this Guaranty.

         (g) COUNTERPARTS. This Guaranty may be executed by the parties hereto on any number of separate counterparts, and all such counterparts taken together constitute one and the same

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instrument. It is not necessary in making proof of this Guaranty to produce or account for more than one counterpart signed by the party to be charged.

         (h) COUNTERPART FACSIMILE EXECUTION. For purposes of this Guaranty, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any Person thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party hereto, any facsimile or telecopy document is to be re-executed in original form by the Persons who executed the facsimile or telecopy document. No party hereto may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Guaranty or any amendment or other document executed in compliance with this Section.

         (i) FINAL EXPRESSION; NO COURSE OF DEALING. This Guaranty, together with the Credit Agreement, the other Loan Documents and any other agreement executed in connection herewith or therewith, is intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof. Acceptance of or acquiescence in a course of performance or course of dealing rendered or taken under or with respect to this Guaranty, the Credit Agreement or the other Loan Documents will not be relevant to determine the meaning of this Guaranty, the Credit Agreement or the other Loan Documents even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

         (j) NEGOTIATED TRANSACTION. Each Guarantor and Guarantied Party represent to the other that in the negotiation and drafting of this Guaranty each has been represented by and has relied upon the advice of counsel of its choice. Each Guarantor and Guarantied Party affirm that its counsel has had a substantial role in the drafting and negotiation of this Guaranty; therefore, this Guaranty will be deemed drafted by each of Borrowers and the Guarantied Parties, and the rule of construction to the effect that any ambiguities are to be resolved against the drafter will not be employed in the interpretation of this Guaranty.

         (k) ASSIGNMENT BY GUARANTIED PARTIES. To the extent permitted in the Credit Agreement, the Guarantied Parties may grant a participation interest in or assign or transfer to another Person any instrument, document or agreement evidencing any of the Guarantied Obligations and the Guarantied Parties' rights under this Guaranty.

         (l)      CHOICE OF LAW, FORUM. WAIVER OF JURY TRIAL.

         (a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF MISSOURI APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF MISSOURI SITTING IN THE COUNTY OF ST. LOUIS OR

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OF THE UNITED STATES FOR THE EASTERN DISTRICT OF SUCH STATE, AND BY EXECUTION
AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR, ADMINISTRATIVE AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GUARANTOR, ADMINISTRATIVE AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH GUARANTOR, ADMINISTRATIVE AGENT AND EACH LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

         (c) EACH PARTY TO THIS GUARANTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS GUARANTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         19. ADDITIONAL GUARANTORS. Any Person required to become a Guarantor pursuant to Section 6.10 of the Credit Agreement shall, upon complying with such section, be deemed a Guarantor and this Guaranty shall be deemed amended to include such additional Person as a party hereto as though a signatory hereto, with no amendment or further action required hereunder, and thereafter, all references to Guarantors shall include such additional Person.

         20. RIGHT OF CONTRIBUTION. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of all payments made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of all such payments. The provisions of this Section shall in no respect limit the obligations and liabilities of any Guarantor to the Guarantied Parties, and, subject to the provisions of Section 21 below, each Guarantor shall remain liable to the Guarantied Parties for the full amount guaranteed by such Guarantor hereunder. The "proportionate share" of any Guarantor shall be a fraction (which shall in no event exceed 1.00) the numerator of which is the excess, if any, of the fair value of the assets of such Guarantor over a fair estimate of the liabilities of such Guarantor and the denominator of which is the excess (but not less than $1.00) of the fair value of the aggregate assets (without duplication) of all Guarantors over a fair estimate of the aggregate liabilities (without duplication) of all Guarantors. All relevant calculations shall be made as of the date such Guarantor became a Guarantor.

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         21.      LIABILITY. Notwithstanding anything to the contrary elsewhere contained herein or in any Loan Document to which any Guarantor is a Party, the aggregate liability of each Guarantor hereunder (other than Company) for payment and performance of the Guarantied Obligations shall not exceed an amount which, in the aggregate, is $1.00 less than that amount which if so paid or performed would constitute or result in a "fraudulent transfer," "fraudulent conveyance" or terms of similar import, under applicable state or federal Law, including without limitation, Section 548 of the United States Bankruptcy Code. The liability of each Guarantor hereunder is independent of any other guaranties at any time in effect with respect to all or any part of the Guarantied Obligations, and each Guarantor's liability hereunder may be enforced regardless of the existence of any such guaranties. Any termination by or release of any Guarantor in whole or in part (whether it be another Guarantor under this instrument or not) shall not affect the continuing liability of any Guarantor hereunder, and no notice of any such termination or release shall be required. The execution hereof by each Guarantor is not founded upon an expectation or understanding that there will be any other Guarantor of the Guarantied Obligations.

         22. JUDGMENT CURRENCIES. (a) If any claim arising under or related to any Guarantied Obligation is reduced to a judgment denominated in a Judgment Currency other than the Obligation Currency, the judgment shall be for the greater of (i) the equivalent in the Judgment Currency of the amount of the claim denominated in the Obligation Currency (or each Obligation Currency, if more than one) included in the judgment, determined as of the date or dates the Guarantied Obligations related to such claim were loaned to or incurred by Obligors, or (ii) such equivalent determined as of the date of entry of such judgment. The equivalent of any Obligation Currency amount in any Judgment Currency shall be calculated at the spot rate for the purchase of the Obligation Currency with the Judgment Currency quoted by Bank on the date for determination specified above. "Judgment Currency" means the currency in which any judgment on any claim arising under or related to a Guarantied Obligation is denominated.

         (b) Guarantors shall indemnify the Guarantied Parties against and hold the Guarantied Parties harmless from all loss and damage resulting from any change in exchange rates between the date any claim is reduced to judgment and the date of payment (or, in the case of partial payments, the date of each partial payment) thereof by any Guarantor. This indemnity shall constitute an obligation separate and independent from the other obligations contained in this Guaranty, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Guarantied Parties from time to time, and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due hereunder or under any judgment or order.

         23. PAYMENTS EXEMPT FROM TAXES. (a) Any and all payments by Guarantors to or for the account of the Guarantied Parties hereunder shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of any Guarantied Party, taxes imposed on or measured by its net income, branch profits or franchise taxes imposed on it (in lieu of net income or branch profits taxes), by the United States of America or by the jurisdiction (or any political subdivision thereof) under the Laws of which such Guarantied Party is organized, in which its principal office is located or in which it maintains a lending office, and any other taxes withheld because such Guarantied Party failed to timely deliver the forms required pursuant to Section 10.21 of the Credit Agreement (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as "Taxes").

         (b) If a Guarantor shall be required by any Laws to deduct any Taxes from or in respect of any sum payable under any Loan Document to any Guarantied Party, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), such Guarantied Party receives an amount equal to the sum it would have received had no such deductions been made,
(ii) such Guarantor shall make such deductions, (iii) such Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within 30 days after the date of such payment, such Guarantor shall furnish to Administrative Agent (who shall forward the same to such Guarantied Party) the original or a certified copy of a receipt evidencing payment thereof.

         (c) Each Guarantor will provide the Guarantied Parties with original tax receipts, notarized copies of tax receipts, or such other documentation as will prove payment of tax in a court of law applying the United States Federal Rules of Evidence, for all taxes paid by a Guarantor pursuant to subsection (b) above. Each Guarantor will deliver receipts to Administrative Agent within 30 days after the due date for the related tax.

         IN WITNESS WHEREOF, this Guaranty has been duly executed as of the date first above written.

                            GUARANTORS:

                            AFFHOLDER, INC.

                            By    /s/ Joseph A. White
                               -------------------------------------------

                            Name Joseph A. White

                            Title Vice President & Chief Financial Officer

                            INA ACQUISITION CORP

                            By    /s/ Joseph A. White
                               -------------------------------------------

                            Name Joseph A. White

                            Title Vice President & Chief Financial Officer

                            INSITUFORM TECHNOLOGIES USA, INC.

                            By    /s/ Joseph A. White
                               -------------------------------------------

                            Name Joseph A. White

                            Title Vice President & Chief Financial Officer

                            KINSEL INDUSTRIES, INC.

                            By    /s/ Joseph A. White
                               -------------------------------------------

                            Name Joseph A. White

                            Title Vice President & Chief Financial Officer

                            TRACKS OF TEXAS, INC.

                            By    /s/ Joseph A. White
                               -------------------------------------------

                            Name Joseph A. White

                            Title Vice President & Chief Financial Officer

ACKNOWLEDGED:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:   /s/
   ----------------------